    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 24, 1997
                                                    REGISTRATION NOS.: 33-63685
                                                                       811-7577
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM N-1A

                              REGISTRATION STATEMENT
                         UNDER THE SECURITIES ACT OF 1933                  [X]
                          PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                         POST-EFFECTIVE AMENDMENT NO. 2                    [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                              [X]
                                AMENDMENT NO. 3                            [X]

                              --------------------

                          TCW/DW MID-CAP EQUITY TRUST

                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                              SHELDON CURTIS, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    Copy to:

                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                              --------------------

   APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Post-Effective Amendment becomes effective.

                              --------------------

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

  [X]  immediately upon filing pursuant to paragraph (b)
  [ ]  on (date), pursuant to paragraph (b)
  [ ]  60 days after filing pursuant to paragraph (a)
  [ ]  on (date) pursuant to paragraph (a) of rule 485

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO SECTION (B)(2) OF RULE 24F-2, THE REGISTRANT FILED A RULE 24F-2 NOTICE FOR ITS FISCAL PERIOD ENDING NOVEMBER 30, 1996 WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 24, 1997.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

===============================================================================

                          TCW/DW MID-CAP EQUITY TRUST

                             CROSS-REFERENCE SHEET

FORM N-1A
PART A
ITEM               CAPTION PROSPECTUS
----               ------------------

1. .............   Cover Page
2. .............   Summary of Fund Expenses; Prospectus Summary
3. .............   Financial Highlights; Performance Information
4. .............   Investment Objective and Policies; The Fund and its
                     Management; Cover Page; Investment Restrictions; Prospectus Summary
5. .............   The Fund and Its Management; Back Cover; Investment
                     Objective and Policies
6. .............   Dividends, Distributions and Taxes; Additional Information
7. .............   Purchase of Fund Shares; Shareholder Services; Repurchases
                     and Redemptions
8. .............   Repurchases and Redemptions; Shareholder Services
9. .............   Not Applicable

PART B
ITEM               STATEMENT OF ADDITIONAL INFORMATION
----               -----------------------------------

10. ............   Cover Page
11. ............   Table of Contents
12. ............   The Fund and Its Management
13. ............   Investment Practices and Policies; Investment Restrictions;
                     Portfolio Transactions and Brokerage
14. ............   The Fund and Its Management; Trustees and Officers
15. ............   Trustees and Officers
16. ............   The Fund and Its Management; Custodian and Transfer Agent;
                     Independent Accountants
17. ............   Portfolio Transactions and Brokerage
18. ............   Description of Shares
19. ............   Repurchases and Redemptions; Shareholder Services
20. ............   Dividends, Distributions and Taxes
21. ............   The Distributor
22. ............   Performance Information
23. ............   Financial Statements

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS
JANUARY 24, 1997

TCW/DW Mid-Cap Equity Trust (the "Fund") is an open-end, diversified management investment company, whose investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities issued by medium-sized companies whose market capitalizations, at the time of acquisition, are in the $300 million to $5 billion range and that, in the opinion of the Fund's Adviser, exhibit superior earnings growth prospects and attractive stock market valuations. See "Investment Objective and Policies."

Shares of the Fund are continuously offered at the net asset value per share next determined following receipt of an order without imposition of a sales charge. However, repurchases and/or redemptions of shares are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Repurchases and Redemptions--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."


TCW/DW MID-CAP EQUITY TRUST
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)
Dean Witter Distributors Inc.
Distributor


TABLE OF CONTENTS


Prospectus Summary ....................................................      2
Summary of Fund Expenses ..............................................      3
Financial Highlights ..................................................      4
The Fund and its Management ...........................................      5
Investment Objective and Policies .....................................      6
  Risk Considerations and Investment Practices  .......................      7
Investment Restrictions ...............................................     12
Purchase of Fund Shares ...............................................     12
Shareholder Services ..................................................     15
Repurchases and Redemptions ...........................................     17
Dividends, Distributions and Taxes ....................................     19
Performance Information ...............................................     20
Additional Information ................................................     20


This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated January 24, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY
-------------------------------------------------------------------------------
The                 The Fund is organized as a Trust, commonly known as a
Fund                Massachusetts business trust, and is an open-end,
                    diversified management investment company investing
                    primarily in equity securities issued by medium-sized
                    companies whose market capitalizations, at the time of
                    acquisition, are in the $300 million to $5 billion range
                    and that, in the opinion of the Adviser exhibit superior
                    earnings growth prospects and attractive stock market
                    valuations.
-------------------------------------------------------------------------------
Shares              Shares of beneficial interest with $.01 par value (see
Offered             page 20).
-------------------------------------------------------------------------------
Offering            At net asset value (see page 13). Shares redeemed within
Price               six years of purchase are subject to a contingent deferred sales charge under most circumstances (see page 17).
-------------------------------------------------------------------------------
Minimum             Minimum initial investment, $1,000 ($100 if the account is
Purchase            opened through EasyInvest (Service Mark) ); minimum
                    subsequent investment, $100 (see page 12).
-------------------------------------------------------------------------------
Investment          The investment objective of the Fund is long-term capital
Objective           appreciation.
-------------------------------------------------------------------------------
Manager             Dean Witter Services Company Inc. (the "Manager"), a
                    wholly-owned subsidiary of Dean Witter InterCapital Inc.
                    ("InterCapital"), is the Fund's manager. The Manager also
                    serves as manager to thirteen other investment companies
                    advised by TCW Funds Management, Inc. (the "TCW/DW Funds").
                    The Manager and InterCapital serve in various investment
                    management, advisory, management and administrative
                    capacities to a total of 101 investment companies and other portfolios with assets of approximately $90 billion at
                    December 31, 1996 (see page 5).
-------------------------------------------------------------------------------
Adviser             TCW Funds Management, Inc. (the "Adviser") is the Fund's
                    investment adviser. In addition to the Fund, the Adviser
                    serves as investment adviser to thirteen other TCW/DW
                    Funds. As of December 31, 1996, the Adviser and its
                    affiliates had approximately $53 billion under management
                    or committed to management in various fiduciary or advisory capacities, primarily to institutional investors (see page
                    5).
-------------------------------------------------------------------------------
Management          The Manager receives a monthly fee at the annual rate of
and Advisory Fees   0.60% of daily net assets. The Adviser receives a monthly
                    fee at an annual rate of 0.40% of daily net assets (see
                    page 5).
-------------------------------------------------------------------------------
Dividends           Income dividends and capital gains, if any, will be
                    distributed no less than annually. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page 15).

-------------------------------------------------------------------------------
Distributor         Dean Witter Distributors Inc. (the "Distributor"). The
                    Distributor receives from the Fund a distribution fee
                    accrued daily and payable monthly at the rate of 1.0% per
                    annum of the lesser of (i) the average daily aggregate net sales or (ii) the Fund's average daily net assets. This fee compensates the Distributor for services provided in
                    distributing shares of the Fund and for sales-related
                    expenses. The Distributor also receives the proceeds of any contingent deferred sales charges (see page 13).
-------------------------------------------------------------------------------
Redemption--        Shares are redeemable by the shareholder at net asset
Contingent          value. An account may be involuntarily redeemed if the
Deferred            total value of the account is less than $100 or, if the
Sales               account was opened through EasyInvest (Service Mark), if
Charge              after twelve months the shareholder has invested less than
                    $1,000 in the account. Although no commission or sales load is imposed upon the purchase of shares, a contingent
                    deferred sales charge (scaled down from 5% to 1%) is
                    imposed on any redemption of shares if, after such
                    redemption, the aggregate current value of an account with the Fund is less than the aggregate amount of the
                    investor's purchase payments made during the six years
                    preceding the redemption. However, there is no charge
                    imposed on redemption of shares purchased through
                    reinvestment of dividends or distributions (see page 18).
-------------------------------------------------------------------------------
Risk                The net asset value of the Fund's shares will fluctuate
Considerations      with changes in the market value of the Fund's portfolio
                    securities. The market value of the Fund's portfolio
                    securities will increase or decrease due to a variety of
                    economic, market or political factors which cannot be
                    predicted. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term capital appreciation through the investment in securities of
                    medium-sized companies whose equity capitalizations are in the $300 million to $5 billion range which involve greater risk of volatility in the Fund's net asset value than is
                    associated with the investment in larger, more established companies. The Fund may invest in foreign securities and
                    may purchase securities on a when-issued, delayed delivery or "when, as and if issued" basis, which may involve
                    certain special risks. An investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should
                    carefully consider their ability to assume these risks and the risks outlined under the heading "Risk Considerations
                    and Investment Practices," (p. 7) before making an
                    investment in the Fund.
-------------------------------------------------------------------------------


 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------


   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The fees and expenses set forth in the table are for the fiscal period ended November 30, 1996.


Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchases .............................................    None
Maximum Sales Charge Imposed on Reinvested Dividends ..................................    None
Contingent Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption proceeds)  ..     5.0%

     A contingent deferred sales charge is imposed at the following declining rates:

               Year Since Purchase Payment Made        Percentage
               --------------------------------        ----------
               First ..............................       5.0%
               Second .............................       4.0%
               Third ..............................       3.0%
               Fourth .............................       2.0%
               Fifth ..............................       2.0%
               Sixth ..............................       1.0%
               Seventh and thereafter .............       None
Redemption Fees .......................................................... None
Exchange Fee ............................................................. None

Annual Fund Operating Expenses (as a Percentage of Average Net Assets)


Management and Advisory Fees .............................................    1.00%
12b-1 Fees* ..............................................................    0.96%
Other Expenses ...........................................................    0.32%
Total Fund Operating Expenses ............................................    2.28%

-------------------

   * The 12b-1 fee is accrued daily and payable monthly, at an annual rate of 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since inception (not including reinvestment of dividends or distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or
       (b) the Fund's daily net assets. A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and is a payment made to the selling broker for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee is an asset based sales charge and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares").



Example                                                                                         1 year      3 years
-------                                                                                         ------      -------
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return
  and (2) redemption at the end of each time period: ........................................     $73         $101
You would pay the following expenses on the same investment, assuming no redemption:  .......     $23          $71


   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Repurchases and Redemptions" in this Prospectus.

   Long-term shareholders of the Fund may pay more in sales charges including distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


   The following ratios and per share data for a share of beneficial interest outstanding throughout the period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto, and the unqualified report of the independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                           For the period
                                         February 27, 1996*
                                              through
                                         November 30, 1996
                                        ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..       $10.00
                                              --------
Net investment loss ....................       (0.13)
Net realized and unrealized gain  ......         1.05
                                              --------
Total from investment operations  ......         0.92
                                              --------
Net asset value, end of period  ........       $10.92
                                              ========
TOTAL INVESTMENT RETURN+ ...............         9.20 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................         2.28 %(2)
Net investment loss ....................        (1.79)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.     $205,274
Portfolio turnover rate ................           25 %(1)
Average commission rate paid ...........      $0.0577



--------------
   *   Commencement of operations.
   + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
   (1) Not annualized.
   (2) Annualized.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------


   TCW/DW Mid-Cap Equity Trust (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on October 17, 1995.

   Dean Witter Services Company Inc. (the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.


   The Manager acts as manager to thirteen other TCW/DW Funds. The Manager and InterCapital serve in various investment management, advisory, management and administrative capacities to a total of 101 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $86.9 billion as of December 31, 1996. InterCapital also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.1 billion at such date.


   The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.


   TCW Funds Management, Inc. (the "Adviser"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Fund's investment adviser. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW. The Adviser serves as investment adviser to thirteen other TCW/DW Funds in addition to the Fund. As of December 31, 1996, the Adviser and its affiliated companies had approximately $53 billion under management or committed to management, primarily from institutional investors.


   The Fund has retained the Adviser to invest the Fund's assets.

   The Fund's Trustees review the various services provided by the Manager and the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's net assets. As compensation for its investment advisory services, the Fund pays the Adviser monthly compensation calculated daily by applying an annual rate of 0.40% to the Fund's net assets. The total fees paid by the Fund to the Manager and the Adviser are higher than the fees paid by most other investment companies for similar services. For the fiscal period ended November 30, 1996, the Fund accrued to the Manager and the Adviser total compensation amounting to an annualized rate of 0.60% and 0.40%, respectively, of the Fund's average daily net assets. During the period, the Fund's total expenses amounted to an annualized rate of 2.28% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------


   The investment objective of the Fund is long-term capital appreciation. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.


   The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in equity securities issued by medium-sized companies whose market capitalizations, at the time of acquisition, are in the $300 million to $5 billion range and that, in the opinion of the Adviser, exhibit superior earnings growth prospects and attractive stock market valuations. The Fund may purchase securities with market capitalizations not within the $300 million to $5 billion range, but such securities will not apply to the 65% requirement described above. The equity securities in which the Fund may invest include common stocks and convertible securities such as investment grade convertible bonds, notes, debentures, preferred stocks or other securities convertible into common stock.

   The Adviser intends to pursue a "bottom-up" investment philosophy in investing the Fund's assets. The "bottom-up" investment process is characterized by the Adviser's proprietary research process which is to be used in the selection of investments. Quantitative and qualitative criteria also will be used to screen the more than 1,000 medium-sized companies within the $300 million to $5 billion market capitalization range thereby providing the Adviser with a list of potential investment securities. This list of securities is then subjected to fundamental analysis. The Adviser will consider certain criteria which include, amongst other things, a demonstrated record of consistent earnings growth or the potential to grow earnings; an ability to earn an attractive return on equity; the Adviser's expectation that earnings will exceed Wall Street research analysts' earnings estimates (i.e., potential for earnings surprises); a price/earnings ratio which is less than the Adviser's internally estimated three-year earnings growth rate; a large and growing market share; a strong balance sheet (i.e., low debt to capitalization ratio); a significant ownership interest by management and a strong management team. Under normal market conditions, the Fund intends to hold a portfolio generally containing approximately 40 to 60 issues. Subject to the Fund's investment objective, the Adviser may modify the foregoing criteria and analysis without notice.


   Up to 25% of the Fund's total assets may be invested in equity securities of foreign issuers. Such foreign investments may be in the form of direct investments in securities of foreign issuers or in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.


   Up to 35% of the Fund's total assets may be invested in equity securities whose market capitalization at the time of acquisition are not within the $300 million to $5 billion range, as well as in investment grade fixed-income securities consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate debt securities and money market instruments. With respect to corporate debt securities, the term "investment grade" means securities which are rated Baa or higher by Moody's Investors Services, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if not rated, are deemed by the Adviser to be of comparable quality. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

   Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed-income or convertible security held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, or otherwise falls below investment grade, the Fund will sell such securities as soon as is practicable without undue market or tax consequences to the Fund.

   The Fund may also invest up to 5% of its assets in convertible securities and other fixed-income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). However, the Fund will not invest in convertible and other fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Adviser. The Fund will not invest in fixed-income securities that are in default in payment of principal or interest. A description of fixed-income securities ratings is contained in the Appendix to the Statement of Additional Information. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege). At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government or its agencies (Treasury Bills, Notes and Bonds); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

   There may be periods during which, in the opinion of the Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets may be invested in money market instruments or cash.

   The Fund will not invest in options and futures contracts.

RISK CONSIDERATIONS AND
INVESTMENT PRACTICES

   Given the investment risks described below, an investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

   The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. Additionally, the net asset value of the Fund's shares may increase or decrease due to changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the value of the Fund's fixed-income securities, while a drop in interest rates will result in an increase in the value of those securities.


   Mid-Cap Stocks. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term capital appreciation through the investment in securities of medium-sized companies whose market capitalizations, at the time of acquisition, are in the $300 million to $5 billion range which may involve greater risk of volatility of the Fund's net asset value than is customarily associated with investing in larger, more established companies. Often mid-size companies and the industries in which they are focused are still evolving and while this may offer better growth potential than larger, established companies, it also may make them more sensitive to changing market conditions. Because prices of stocks, including mid-cap stocks, fluctuate from day to day, the value of an investment in the Fund will vary based upon the Fund's investment performance.


   Convertible Securities. The Fund may acquire, through purchase or a distribution by the issuer of a security held in its portfolio, a fixed-income security which is convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. In addition, see "High Yield, High Risk Securities" below for a discussion of the risks of investing in convertible and other fixed-income securities below investment grade.

   Foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.


   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization. See the Statement of Additional Information for a further discussion of such investments.


   Private Placements. The Fund may invest up to 15% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction). These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each such restricted security purchased by the Fund. If such Rule 144A security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. See the Statement of Additional Information for a further discussion of such investments.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for a further discussion of such investments.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

   High Yield, High Risk Securities. Because of the ability of the Fund to invest in certain high yield, high risk convertible and other fixed-income securities (commonly known as "junk bonds"), the Adviser must take into account the special nature of such securities and certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, since that time many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

   The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund.

   The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities. In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

PORTFOLIO MANAGEMENT


   The Fund's portfolio is actively managed by its Adviser with a view to achieving the Fund's investment objective. Douglas S. Foreman, Managing Director of the Adviser, is the Fund's primary portfolio manager and Christopher J. Ainley, Managing Director of the Adviser, assists Mr. Foreman in managing the Fund's assets. Mr. Foreman and Mr. Ainley have been portfolio managers with affiliates of The TCW Group, Inc. since 1994, prior to which they were portfolio managers with Putnam Investments.


   In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager, and others regarding economic developments and interest rate trends, and the Adviser's own analysis of factors it deems relevant.

   Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR. The Fund may incur brokerage commissions on transactions conducted through DWR. The Fund intends to buy and hold securities for capital appreciation. Although the Fund does not intend to engage in substantial short-term trading as a means of achieving its investment objective, the Fund may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 150% in any one year. The Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate, and thus a higher level (over

100%) of portfolio transactions will increase the Fund's overall brokerage expenses. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions.

   The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing only in securities issued by domestic issuers, as custodial costs, brokerage commissions and other transaction charges related to investing on foreign markets are generally higher than in the United States.

   Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and thus may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended, (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

        1. As to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

        2. As to 75% of its assets, purchase more than 10% of all outstanding voting securities or more than 10% of any class of securities of any one issuer.

        3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

        4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers (which may include TCW Brokerage Services, an affiliate of the Adviser) who have entered into selected broker-dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW Mid-Cap Equity Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.


   The offering price will be the net asset value per share next determined following receipt of an order by the Transfer Agent (see "Determination of Net Asset Value"). While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Repurchases and Redemptions"). Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.


PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued.


   For the fiscal period February 27, 1996 (commencement of operations) through November 30, 1996, the Fund accrued payments under the Plan amounting to $1,268,227, which amount is equal to the annualized rate of 0.96% of the Fund's average daily net assets for the fiscal period. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan.


   A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

   At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Repurchases and Redemptions--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that the excess distribution expenses (including the carrying charge described above) totalled $9,625,354 at November 30, 1996, which was equal to 4.69% of the Fund's net assets on such date.


   Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount, if any, does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred but not yet recovered through distribution fees of contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange; if there were no sales that day, the security is valued at the latest bid price; and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

   Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what the pricing service believes is the fair valuation of such portfolio securities.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------


   Automatic Investment of Dividends and Distribu tions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other TCW/DW
Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Repurchases and Redemptions").


   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Repurchases and Redemptions").

   EasyInvest (Service Mark) . Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Repurchases and Redemptions--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for information about any of the above services.

   Tax Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

   The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of any other TCW/DW Fund sold with a contingent deferred sales charge ("CDSC Funds"), for shares of TCW/DW North American Government Income Trust, TCW/DW Income and Growth Fund and TCW/DW Balanced Fund and for shares of five money market funds for which InterCapital serves as investment manager: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (the foregoing eight funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, other than the TCW/DW Funds and the five money market funds listed above.

   An exchange to another CDSC Fund or to any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund or any other TCW/DW Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any TCW/DW Fund can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund (see "Repurchases and Redemptions--Contingent Deferred Sales Charge"). However, in the case of shares of the Fund exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in its discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such other TCW/DW Funds or money market funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the money market funds for which the Exchange Privilege is available pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Manager.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REPURCHASES AND REDEMPTIONS
-----------------------------------------------------------------------------

   Repurchase. DWR and other Selected Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC (see below).

   The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemption."

   Redemption. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.


   Contingent Deferred Sales Charge. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase will, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                CONTINGENT DEFERRED
         YEAR SINCE                SALES CHARGE
          PURCHASE              AS A PERCENTAGE OF
        PAYMENT MADE              AMOUNT REDEEMED
        ------------              ---------------
First ......................           5.0%
Second .....................           4.0%
Third ......................           3.0%
Fourth .....................           2.0%
Fifth ......................           2.0%
Sixth ......................           1.0%
Seventh and thereafter  ....           None

   A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption;
(ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i),
(ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and


   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Manager or its parent, Dean Witter InterCapital Inc., as self-directed investment alternatives and for which Dean Witter Trust Company or Dean Witter Trust FSB, each of which is an affiliate of the Manager, serves as Trustee ("Eligible 401(k) Plan"), provided that either: (a) the plan continues to be an Eligible 401(k) Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.


   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances; e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin ac-counts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares repurchased or redeemed and has not previously exercised this reinstatement privilege may, within thirty days after the date of the repurchase or redemption, reinstate any portion or all of the proceeds of such repurchase or redemption in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such repurchase or redemption.

   Involuntary Redemption. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Fund intends to pay dividends and to distribute substantially all of the Fund's net investment income and net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared with a record date in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period generally must be met by the Fund and the shareholder.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The Fund is subject to foreign withholding taxes and the pass through of such taxes may not be available to shareholders.


   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.


   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over one, five and ten years or the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitation on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "blackout period" prior or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

TCW/DW Mid-Cap Equity Trust
Two World Trade Center
New York, New York 10048

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Sheldon Curtis
Senior Vice President, Secretary and
General Counsel

Douglas S. Foreman
Vice President

Christopher J. Ainley
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.


TCW/DW
MID-CAP EQUITY
TRUST


PROSPECTUS
JANUARY 24, 1997

                                                                        TCW/DW
                                                                MID-CAP EQUITY
                                                                         TRUST

STATEMENT OF ADDITIONAL INFORMATION


JANUARY 24, 1997
-----------------------------------------------------------------------------

   TCW/DW Mid-Cap Equity Trust (the "Fund") is an open-end, diversified management investment company, whose investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities issued by medium-sized companies whose market capitalizations, at the time of acquisition, are in the $300 million to $5 billion range and that, in the opinion of the Adviser, exhibit superior earnings growth prospects and attractive stock market valuations.
See "Investment Objective and Policies."

   A Prospectus for the Fund dated January 24, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


TCW/DW Mid-Cap Equity Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


The Fund and its Management ............    3
Trustees and Officers ..................    6
Investment Practices and Policies  .....   12
Investment Restrictions ................   15
Portfolio Transactions and Brokerage  ..   16
The Distributor ........................   17
Shareholder Services ...................   21
Repurchases and Redemptions ............   24
Dividends, Distributions and Taxes  ....   26
Performance Information ................   27
Description of Shares ..................   27
Custodian and Transfer Agent ...........   28
Independent Accountants ................   28
Reports to Shareholders ................   28
Legal Counsel ..........................   28
Experts ................................   28
Registration Statement .................   28
Financial Statements--November 30, 1996    32
Report of Independent Accountants  .....   38
Appendix ...............................   39

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND


   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on October 17, 1995. The Fund is one of the TCW/DW Funds, which currently consist, in addition to the Fund, of TCW/DW Core Equity Trust, TCW/DW Small Cap Growth Fund, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Term Trust 2003, TCW/DW Balanced Fund, TCW/DW Term Trust 2000, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Total Return Trust, TCW/DW Global Telecom Trust and TCW/DW Strategic Income Trust.


THE MANAGER


   Dean Witter Services Company Inc. (the "Manager"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), a Delaware corporation. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the management, administrative and investment advisory activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager. (As hereinafter used in this Statement of Additional Information, the term "InterCapital" refers to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter). The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Manager and Adviser (see below), subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


   Pursuant to a management agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the daily net assets of the Fund determined as of the close of each business day. While the total fees payable under the Management Agreement and the Advisory Agreement (described below) are higher than that paid by most other investment companies for similar services, the Board of Trustees determined that the total fees payable under the Management Agreement and the Advisory Agreement (described below) are reasonable in relation to the scope and quality of services to be provided thereunder. In this regard, in evaluating the Management Agreement and the Advisory Agreement, the Board of Trustees recognized that the Manager and the Adviser had, pursuant to an agreement described under the section entitled "The Adviser," agreed to a division as between themselves of the total fees necessary for the management of the business affairs of and the furnishing of investment advice to the Fund. Accordingly, in reviewing the Management Agreement and Advisory Agreement, the Board viewed as most significant the question as to whether the total fees payable under the Management and Advisory Agreements were in the aggregate reasonable in relation to the services to be provided thereunder.


   For the period February 27, 1996 (commencement of operations) through November 30, 1996, the Fund accrued to the Investment Manager total compensation under the agreement in the amount of $793,626.


   The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or omission by the Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Manager from acting as manager to others.

   InterCapital has paid the organizational expenses of the Fund (approximately $205,500) incurred prior to the offering of the Fund's shares. The Fund has agreed to reimburse InterCapital for such expenses. These expenses will be deferred by the Fund and amortized on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

   The Management Agreement was initially approved by the Trustees on November 29, 1995 and became effective on that date. It was approved by InterCapital, as the then sole shareholder, on November 30, 1995. The Management Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, or by the Manager.

   Under its terms, the Management Agreement had an initial term ending April 30, 1996, and provides that it will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the Trustees of the Fund, including the vote of a majority of the Trustees of the Fund who are not parties to the Management or Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")) of any such party (the "Independent Trustees"). At a meeting held on April 17, 1996, the Board of Trustees, including a majority of the Independent Trustees, approved continuance of the Management Agreement until April 30, 1997.

THE ADVISER


   TCW Funds Management, Inc. (the "Adviser") is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of December 31, 1996, the Adviser and its affiliates had approximately $53 billion under management or committed to management. Trust Company of the West and its affiliates have managed equity securities portfolios for institutional investors since 1971. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and is registered as an investment adviser under the Investment Advisers Act of 1940. In addition to the Fund, the Adviser serves as investment adviser to thirteen other TCW/DW
Funds: TCW/DW Small Cap Growth Fund, TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Term Trust 2003, TCW/DW Balanced Fund, TCW/DW Term Trust 2000, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Total Return Trust, TCW/DW Global Telecom Trust and TCW/DW Strategic Income Trust. The Adviser also serves as investment adviser to TCW Convertible Securities Fund, Inc., a closed-end investment company listed on the New York Stock Exchange, and to TCW Galileo Funds, Inc., an open-end management investment company, and acts as adviser or sub-adviser to other investment companies.


   Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.

   Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.


   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the daily net assets of the Fund determined as of the close of each business day. Total compensation accrued to the Adviser for the period February 27, 1996 (commencement of operations) through November 30, 1996, amounted to $529,084.

   The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.

   The Advisory Agreement was approved by the Trustees on November 29, 1995 and by InterCapital, as the then sole shareholder, on November 30, 1995. The Advisory Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Adviser. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Advisory Agreement will continue in effect until April 30, 1997, and provides that it will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval.


   Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions and securities transaction costs; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


   DWR and TCW have entered into an Agreement for the purpose of creating, managing, administering and distributing a family of investment companies and other managed pooled investment vehicles offered on a retail basis within the United States. The Agreement contemplates that, subject to approval of the board of trustees or directors of a particular investment entity, DWR or its affiliates will provide management and distribution services and TCW or its affiliates will provide investment advisory services for each such investment entity. The Agree-ment sets forth the terms and conditions of the relationship between TCW and its affiliates and DWR and its affiliates and the manner in which the parties will implement the creation and maintenance of the investment entities, including the parties' expectations as to respective allocation of fees to be paid by an investment entity to each party for the services to be provided to it by such party.

   The Fund has acknowledged that each of DWR and TCW owns its own name, initials and logo. The Fund has agreed to change its name at the request of either the Manager or the Adviser, if the Management Agreement between the Manager and the Fund or the Advisory Agreement between the Adviser and the Fund is terminated.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and the affiliated companies of either, and the 14 TCW/DW Funds and with the 83 investment companies of which InterCapital serves as investment manager or investment adviser (the "Dean Witter Funds"), are shown below.



   NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-----------------------------------------------  -------------------------------------------------
John C. Argue (65)                               Of Counsel, Argue Pearson Harbison & Myers (law
Trustee                                          firm); Director, Avery Dennison Corporation
c/o Argue Pearson Harbison & Myers               (manufacturer of self-adhesive products and
801 South Flower Street                          office supplies) and CalMat Company (producer of
Los Angeles, California                          aggregates, asphalt and ready mixed concrete);
                                                 Chairman, Rose Hills Foundation (charitable
                                                 foundation); advisory director, LAACO Ltd. (owner
                                                 and operator of private clubs and real estate);
                                                 director or trustee of various business and
                                                 not-for-profit corporations; Director, Coast
                                                 Savings Financial Inc. and Coast Federal Bank (a
                                                 subsidiary of Coast Savings Financial Inc.);
                                                 Director, TCW Galileo Funds, Inc.; Trustee,
                                                 University of Southern California, Occidental
                                                 College and Pomona College; Trustee of the TCW/DW
                                                 Funds.

Richard M. DeMartini* (44)                       President and Chief Operating Officer of Dean
Trustee                                          Witter Capital, a division of DWR; Director of
Two World Trade Center                           DWR, the Manager, InterCapital, Distributors and
New York, New York                               Dean Witter Trust Company ("DWTC"); Executive
                                                 Vice President of Dean Witter, Discover & Co.
                                                 ("DWDC"); Member of the DWDC Management
                                                 Committee; Trustee of the TCW/DW Funds; member
                                                 (since January, 1993) and Chairman (since
                                                 January, 1995) of the Board of Directors of
                                                 NASDAQ.

Charles A. Fiumefreddo* (63)                     Chairman, Chief Executive Officer and Director of
Chairman of the Board, Chief                     the Manager, InterCapital and Distributors;
Executive Officer and Trustee                    Executive Vice President and Director of DWR;
Two World Trade Center                           Chairman of the Board, Chief Executive Officer
New York, New York                               and Trustee of the TCW/DW Funds; Chairman of the
                                                 Board, Director or Trustee, President and Chief
                                                 Executive Officer of the Dean Witter Funds;
                                                 Chairman and Director of DWTC; Director and/or
                                                 officer of various DWDC subsidiaries; formerly
                                                 Executive Vice President and Director of DWDC
                                                 (until February, 1993).

                                       6

   NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-----------------------------------------------  -------------------------------------------------

John R. Haire (71)                               Chairman of the Audit Committee and Chairman of
Trustee                                          the Committee of Independent Trustees and Trustee
Two World Trade Center                           of the TCW/DW Funds; Chairman of the Audit
New York, New York                               Committee and Chairman of the Committee of
                                                 Independent Directors or Trustees and Director or
                                                 Trustee of each of the Dean Witter Funds;
                                                 formerly President, Council for Aid to Education
                                                 (1978-1989) and Chairman and Chief Executive
                                                 Officer of Anchor Corporation, an Investment
                                                 Adviser (1964-1978); Director of Washington
                                                 National Corporation (insurance).

Dr. Manuel H. Johnson (47)                       Senior Partner, Johnson Smick International,
Trustee                                          Inc., a consulting firm; Koch Professor of
c/o Johnson Smick International, Inc.            International Economics and Director of the
1133 Connecticut Avenue, N.W.                    Center for Global Market Studies at George Mason
Washington, D.C.                                 University; Co-Chairman and a founder of the
                                                 Group of Seven Council (G7C), an international
                                                 economic commission; Director of NASDAQ (since
                                                 June, 1995); Director of Greenwich Capital
                                                 Markets, Inc. (broker-dealer); formerly Vice
                                                 Chairman of the Board of Governors of the Federal
                                                 Reserve System (1986-1990) and Assistant
                                                 Secretary of the U.S. Treasury (1982-1986);
                                                 Trustee of the TCW/DW Funds; Director or Trustee
                                                 of the Dean Witter Funds.

Thomas E. Larkin, Jr.* (57)                      Executive Vice President and Director, The TCW
President and Trustee                            Group, Inc.; President and Director of Trust
865 South Figueroa Street                        Company of the West; Vice Chairman and Director
Los Angeles, California                          of TCW Asset Management Company; Chairman of the
                                                 Adviser; President and Director of TCW Galileo
                                                 Funds, Inc.; Senior Vice President of TCW
                                                 Convertible Securities Fund, Inc.; President and
                                                 Trustee of the TCW/DW Funds; Member of the Board
                                                 of Trustees of the University of Notre Dame;
                                                 Director of Orthopaedic Hospital of Los Angeles.

Michael E. Nugent (60)                           General Partner, Triumph Capital, L.P., a private
Trustee                                          investment partnership; formerly Vice President,
c/o Triumph Capital, L.P.                        Bankers Trust Company and BT Capital Corporation
237 Park Avenue                                  (1984-1988); Director of various business
New York, New York                               organizations; Trustee of the TCW/DW Funds;
                                                 Director or Trustee of the Dean Witter Funds.

John L. Schroeder (66)                           Retired; Trustee of the TCW/DW Funds; Director or
Trustee                                          Trustee of the Dean Witter Funds; Director of
c/o Gordon Altman Butowsky Weitzen               Citizens Utilities Company; formerly Executive
 Shalov & Wein                                   Vice President and Chief Investment Officer of
Counsel to the Independent Trustees              the Home Insurance Company (August,
114 West 47th Street                             1991-September, 1995) and Chairman and Chief
New York, New York                               Investment Officer of Axe-Houghton Management and
                                                 the Axe-Houghton Funds (1983-1991).

                                       7

   NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-----------------------------------------------  -------------------------------------------------

Marc. I. Stern* (52)                             President, The TCW Group, Inc. (since May, 1992);
Trustee                                          President and Director of the Adviser (since May,
865 South Figueroa Street                        1992); Vice Chairman and Director of TCW Asset
Los Angeles, California                          Management Company (since May, 1992); Executive
                                                 Vice President and Director of Trust Company of
                                                 the West; Chairman and Director of the TCW
                                                 Galileo Funds, Inc.; Trustee of the TCW/DW Funds;
                                                 Chairman of TCW Americas Development, Inc.;
                                                 Chairman of TCW Asia, Limited (since January
                                                 1993); Chairman of TCW London International,
                                                 Limited (since March, 1993); formerly President
                                                 and Director of SunAmerica, Inc. (financial
                                                 services company); Director of Qualcomm,
                                                 Incorporated (wireless communications); director
                                                 or trustee of various not-for-profit
                                                 organizations.

Sheldon Curtis (64)                              Senior Vice President, Secretary and General
Vice President, Secretary and General Counsel    Counsel of the Manager and InterCapital; Senior
Two World Trade Center                           Vice President and Secretary of DWTC; Senior Vice
New York, New York                               President, Assistant Secretary and Assistant
                                                 General Counsel of Distributors; Assistant
                                                 Secretary of DWR and Vice President, Secretary
                                                 and General Counsel of the TCW/DW Funds and the
                                                 Dean Witter Funds.

Douglas H. Foreman (39)                          Managing Director of the Adviser, Trust Company
Vice President                                   of the West and TCW Asset Management Company
865 South Figueroa Street                        (since May, 1994); previously portfolio manager
Los Angeles, California                          with Putnam Investments.

Christopher J. Ainley (38)                       Managing Director of the Adviser, Trust Company
Vice President                                   of the West and TCW Asset Management Company
865 South Figueroa Street                        (since February, 1996); formerly Senior Vice
Los Angeles, California                          President of the Adviser, Trust Company of the
                                                 West and TCW Asset Management Company (May,
                                                 1994-February, 1996); previously portfolio
                                                 manager with Putnam Investments.

Thomas F. Caloia (50)                            First Vice President and Assistant Treasurer of
Treasurer                                        the Manager and InterCapital and Treasurer of the
Two World Trade Center                           TCW/DW Funds and the Dean Witter Funds.
New York, New York


------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


   In addition, Robert M. Scanlan, President and Chief Operating Officer of the Manager and InterCapital, Executive Vice President of Distributors and DWTC and Director of DWTC, and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, are Vice Presidents of the Fund, and Marilyn K. Cranney and Barry Fink, First Vice Presidents and Assistant General Counsels of the Manager and InterCapital, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of the Manager and InterCapital, and Carsten Otto and Frank Bruttomesso, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Statement of Additional Information, there are a total of 14 TCW/DW Funds. As of December 31, 1996, the TCW/DW Funds had total net assets of approximately $4.3 billion and approximately a quarter of a million shareholders.

   Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by DWDC or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Four of the five independent Trustees are also Independent Trustees of the Dean Witter Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   On July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The Chairman of the Committees maintains an office in the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as Chairman of the Committee of the Independent Trustees and the Audit Committee and Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Fund. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

   At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other TCW/DW Funds during the calendar year ended December 31, 1996, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table.

                        FUND COMPENSATION (ESTIMATED)

                                 AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND
---------------------------  ---------------
John C. Argue ..............      $5,425
John R. Haire ..............       7,375
Dr. Manuel H. Johnson  .....       5,425
Michael E. Nugent ..........       5,425
John L. Schroeder ..........       5,425

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 14 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 82 Dean Witter Funds that were in operation at December 31, 1996, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company.

                        COMPENSATION FROM FUND GROUPS

                                                                                              FOR SERVICE AS
                                                                             FOR SERVICES AS   CHAIRMAN OF
                                                                               CHAIRMAN OF    COMMITTEES OF
                                              FOR SERVICE                     COMMITTEES OF    INDEPENDENT           TOTAL
                             FOR SERVICE AS  AS DIRECTOR OR                    INDEPENDENT      DIRECTORS/     COMPENSATION PAID
                              TRUSTEE AND     TRUSTEE AND                       TRUSTEES         TRUSTEES       FOR SERVICES TO
                               COMMITTEE       COMMITTEE                        AND AUDIT       AND AUDIT       82 DEAN WITTER
                                 MEMBER          MEMBER      FOR SERVICE AS    COMMITTEES       COMMITTEES         FUNDS, 14
                                 OF 14           OF 82        DIRECTOR OF         OF 14           OF 82          TCW/DW FUNDS
    NAME OF INDEPENDENT          TCW/DW       DEAN WITTER     TCW GALILEO        TCW/DW        DEAN WITTER          AND TCW
TRUSTEE                          FUNDS           FUNDS        FUNDS, INC.         FUNDS           FUNDS       GALILEO FUNDS, INC.

--------------------------  --------------  --------------  --------------  ---------------  --------------  -------------------
John C. Argue .............     $66,483            --           $39,000             --              --             $105,483
John R. Haire .............      64,283         $106,400           --            $12,187         $195,450           378,320
Dr. Manuel H. Johnson  ....      66,483          137,100           --               --              --              203,583
Michael E. Nugent .........      64,283          138,850           --               --              --              203,133
John L. Schroeder .........      69,083          137,150           --               --              --              206,233

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds for the year ended December 31, 1996, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                ESTIMATED
                              CREDITED YEARS     ESTIMATED                            ESTIMATED ANNUAL BENEFITS
                              OF SERVICE AT    PERCENTAGE OF    RETIREMENT BENEFITS        UPON RETIREMENT
                                RETIREMENT       ELIGIBLE       ACCRUED AS EXPENSES       FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION    BY ALL ADOPTING FUNDS          FUNDS(2)
---------------------------  --------------  ---------------  ---------------------  -------------------------
John R. Haire ..............        10             50.0%              $46,952                 $129,550
Dr. Manuel H. Johnson  .....        10             50.0                10,926                   51,325
Michael E. Nugent ..........        10             50.0                19,217                   51,325
John L. Schroeder ..........         8             41.7                38,700                   42,771

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES

   As discussed in the Prospectus, the Fund may invest in, among other securities, securities issued by the U.S. Government, its agencies or instrumentalities. Such securities include:

     (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

     (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

     (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

     (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

   Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

MONEY MARKET SECURITIES

   As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below;

   Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by Federal deposit insurance);

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate; and

   Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation or the highest grade by Moody's Investors Service, Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by Standard & Poor's or Aaa by Moody's.

LENDING OF PORTFOLIO SECURITIES

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

REPURCHASE AGREEMENTS


   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-tomarket daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

WARRANTS

   The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

   From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


WHEN, AS AND IF ISSUED SECURITIES


   The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.


PORTFOLIO TURNOVER

   It is anticipated that the Fund's portfolio turnover rate generally will not exceed 150%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

   The Fund may not:

      1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

      3. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      4. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

      5. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (4). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

      6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) borrowing money in accordance with restrictions described above; or (d) lending portfolio securities.

      7. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

      8. Purchase or sell commodities or commodities contracts.

      9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

     11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     12. Invest for the purpose of exercising control or management of any other issuer.

     13. Purchase warrants if, as a result, the Fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange.

     14. Invest in options or futures contracts.

   In addition, as a nonfundamental policy, the Fund may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Adviser or the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------


   Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the period February 27, 1996 (commencement of operations) through November 30, 1996, the Fund paid a total of $197,506 in brokerage commissions.


   The Adviser currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


   In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services. During the period February 27, 1996 through November 30, 1996, the Fund directed the payment of $73,816 in brokerage commission in connection with transactions in the aggregate amount of $38,383,757 to brokers because of research services provided.


   The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce its expenses, it is of indeterminable value and the advisory fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such services.


   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. During the period February 27, 1996 through November 30, 1996, the Fund paid a total of $150 in brokerage commissions to DWR. During the period ended November 30, 1996, the brokerage commissions paid to DWR represented approximately 0.08% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 5.20% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which transactions were paid.


THE DISTRIBUTOR
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. As part of an internal reorganization that took place in January, 1993, the Distributor assumed the investment company share distribution activities previously performed by DWR. The Trustees of the Fund, including a majority of the Independent Trustees, approved, at their meeting held on November 29, 1995, a Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1996, and provides that it will remain in effect from year to year thereafter if approved by the Board. Most recent continuation of the Distribution Agreement for one year, until April 30, 1997, was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on April 17, 1996.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION


   To compensate the Distributor for the services it or any selected dealer provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. The Distributor receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Repurchases and Redemptions--Contingent Deferred Sales Charge" in the Prospectus). The Distributor has informed the Fund that it received approximately $280,000 in contingent deferred sales charges for the period February 27, 1996 (commencement of operations) through November 30, 1996.

   The Distributor has informed the Fund that a portion of the fees payable by the Fund each year under the Plan of Distribution, equal to 0.25% of the Fund's average daily net assets, is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers (of which the Distributor is a member). Such fee is payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan of Distribution fee payment made by the Fund is characterized as an "asset-based sales charge" pursuant to the aforementioned Rules of Fair Practice.

   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly reviews of the Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Fund accrued an amount payable to the Distributor under the Plan, during the period February 27, 1996 (commencement of operations) through November 30, 1996, of $1,268,227. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 1.0% of the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived. This amount is treated by the Fund as an expense in the year it is accrued.

   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value of the amount sold. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. Payments may also be made with respect to distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.

   The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


   The Fund paid 100% of the $1,268,227 accrued under the Plan for the fiscal period February 27, 1996 (commencement of operations) through November 30, 1996 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $11,169,053 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 7.34% ($820,266)--advertising and promotional expenses;
(ii) 0.67% ($74,832)--printing of prospectuses for distribution to other than current shareholders; and (iii) 91.99% ($10,273,955)--other expenses, including the gross sales credit and the carrying charge, of which 2.90% ($298,120) represents carrying charges, 38.55% ($3,960,406) represents commission credits to DWR branch offices for payments of commissions to account executives and 58.55% ($6,015,429) represents overhead and other branch office distribution-related expenses.

   At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares, totalled $9,625,354 as of November 30, 1996. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

   The Plan remained in effect until April 30, 1996, and provides that it will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees.

   At their meeting held on April 17, 1996, the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, approved the continuance of the Plan until April 30, 1997. Prior to approving the continuation of the Plan, the Board requested and received from the Distributor and reviewed all the information which it deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by the Distributor, DWR and other selected broker-dealers to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. This determination was based upon the conclusion of the Trustees that the Plan provides an effective means of stimulating sales of shares of the Fund and of reducing or avoiding net redemptions and the potentially adverse effects that may occur therefrom. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

   Any amendment to increase materially the maximum amount authorized to be spent under the Plan must be approved by the shareholders of the Fund, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. So long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

   No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that DWR, InterCapital, the Distributor or the Manager or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

DETERMINATION OF NET ASSET VALUE


   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.



   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or the other selected broker-dealer, and which will be forwarded to the shareholder, upon the receipt of proper instructions.

   Targeted Dividends (Service Mark). In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of a TCW/DW Fund other than TCW/DW Mid-Cap Equity Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected TCW/DW Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected TCW/DW Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the TCW/DW Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted TCW/DW Fund before entering the program.

   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value per share, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Repurchases and Redemptions--Contingent Deferred Sales Charge" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Repurchases and Redemptions--Contingent Deferred Sales Charge").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Repurchases and Redemptions" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to TCW/DW Mid-Cap Equity Trust, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other TCW/DW Funds sold with a contingent deferred sales charge ("CDSC Funds"), for shares of TCW/DW North American Government Income Trust, TCW/DW Income and Growth Fund and TCW/DW Balanced Fund, and for shares of five money market funds for which InterCapital serves as investment manager (the foregoing eight non-CDSC funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, except for other TCW/DW Funds and the five money market funds listed in the Prospectus.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge," a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in the Fund. However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into the Fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of an Exchange Fund resumes on the last day of the month in which shares of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund.

   When shares initially purchased in a CDSC Fund are exchanged for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than six years prior to the exchange and (ii) originally acquired through reinvestment of dividends or distributions (all such shares called "Free Shares") will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time. Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions.

   With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for Dean Witter U.S. Government Money Market Trust and for all TCW/DW Funds is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

   The Fund, each of the other TCW/DW Funds and each of the money market funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent.

If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.


   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus or a new prospectus.

   Contingent Deferred Sales Charge. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if, after such redemption, the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another TCW/DW Fund (see "Shareholder Services--Targeted Dividends"), plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.


   In determining the applicability of a CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                               CONTINGENT DEFERRED
         YEAR SINCE               SALES CHARGE
          PURCHASE             AS A PERCENTAGE OF
        PAYMENT MADE             AMOUNT REDEEMED
--------------------------  -----------------------
First .....................            5.0%
Second ....................            4.0%
Third .....................            3.0%
Fourth ....................            2.0%
Fifth .....................            2.0%
Sixth .....................            1.0%
Seventh and thereafter  ...            None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

   Payment for Shares Repurchased or Redeemed. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified check or bank cashier's check), payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within thirty days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax. In addition, shareholders are entitled to increase their tax basis of their investment by their pro rata share of the undistributed gain net of the tax paid by the Fund on such gain.

   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For periods of less than one year, the Fund quotes its total return on a non-annualized basis.


   The Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the period. Based on the foregoing calculation, the Fund's total return for the period February 27, 1996 (commencement of operations) through November 30, 1996 was 4.20%.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred charge which, if reflected, would reduce the performance quotes. For example, the total return of the Fund may be calculated in the manner described above, but without deduction of any applicable contingent deferred sales charge. Based on this calculation, the aggregate total return of the Fund for the period February 27, 1996 (commencement of operations) through November 30, 1996 was 9.20%.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $10,920, $54,600 and $109,200, respectively, at November 30, 1996.


   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
-----------------------------------------------------------------------------


   The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees were elected by InterCapital, as the then sole shareholder of the Fund, prior to the public offering of the Fund's shares. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares.


   The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions of the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter Services Company Inc., the Fund's Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee.


INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.


   The Fund's fiscal year ends on November 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.


LEGAL COUNSEL
-----------------------------------------------------------------------------

   Sheldon Curtis, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------


   The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

TCW/DW MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1996
-----------------------------------------------------------------------------


 Number of
  Shares                                                                        Value
 ---------                                                                  --------------
           COMMON STOCKS (97.2%)
           ADVERTISING (1.4%)
  114,900  Outdoor Systems, Inc.*  ......................................... $  2,915,587
                                                                            --------------
           AUTO PARTS - ORIGINAL EQUIPMENT (2.4%)
  182,300  Miller Industries, Inc.*  .......................................    5,058,825
                                                                            --------------
           BROADCAST MEDIA (5.8%)
   69,700  Clear Channel Communications, Inc.*  ............................    4,809,300
  116,550  Infinity Broadcasting Corp. (Class A)*  .........................    3,744,169
   38,600  Lin Television Corp.*  ..........................................    1,544,000
  106,300  Westwood One, Inc.*  ............................................    1,753,950
                                                                            --------------
                                                                               11,851,419
                                                                            --------------
           COMMERCIAL SERVICES (14.8%)
   99,800  AccuStaff, Inc.*  ...............................................    2,020,950
   93,825  Apollo Group, Inc. (Class A)*  ..................................    2,427,722
  122,300  Corrections Corp. of America*  ..................................    3,042,212
  167,400  CUC International, Inc.*  .......................................    4,415,175
  167,900  Gartner Group, Inc. (Class A)*  .................................    6,128,350
   52,500  Paychex, Inc.  ..................................................    2,808,750
   88,800  Robert Half International, Inc.*  ...............................    3,307,800
  222,000  Romac International, Inc.*  .....................................    5,217,000
   32,900  TeleTech Holdings, Inc.*  .......................................    1,036,350
                                                                            --------------
                                                                               30,404,309
                                                                            --------------
           COMMUNICATIONS - EQUIPMENT & SOFTWARE (8.5%)
  134,900  Ascend Communications, Inc.*  ...................................    9,594,762
  113,600  Cascade Communications Corp.*  ..................................    7,810,000
                                                                            --------------
                                                                               17,404,762
                                                                            --------------
           COMPUTER SOFTWARE & SERVICES (19.1%)
   75,200  Baan Company, NV (Netherlands)  .................................    2,669,600
   41,900  Citrix Systems, Inc.*  ..........................................    1,864,550
   61,200  DST Systems, Inc.*  .............................................    1,981,350
   42,900  I2 Technologies, Inc.*  .........................................    1,630,200
   41,500  Inso Corp.*  ....................................................    1,768,937
   63,400  Medic Computer Systems, Inc.*  ..................................    2,123,900
   94,500  National Techteam, Inc.*  .......................................    2,043,562
   50,100  Netscape Communications Corp.*  .................................    2,799,336
   56,100  Peoplesoft, Inc.*  ..............................................    5,133,150
   53,600  Rational Software Corp.*  .......................................    1,849,200
   77,900  Remedy Corp.*  ..................................................    3,486,025
  151,000  Security Dynamics Technologies, Inc.*  ..........................    6,209,875
   47,300  Siebel Systems, Inc.*  ..........................................    2,093,025
   59,400  Sykes Enterprises, Inc.*  .......................................    2,531,925
   29,700  Xylan Corp.*  ...................................................    1,091,475
                                                                            --------------
                                                                               39,276,110
                                                                            --------------
           DRUGS (1.4%)
   76,200  Biogen, Inc.*  ..................................................    2,914,650
                                                                            --------------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS (2.3%)
  103,300  Maxim Integrated Products, Inc.*  ...............................    4,777,625
                                                                            --------------

                                      29

TCW/DW MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1996 (continued)
-----------------------------------------------------------------------------

 Number of
  Shares                                                                        Value
 ---------                                                                  --------------
           ENTERTAINMENT (2.5%)
  114,000  Mirage Resorts, Inc.*  .......................................... $  2,750,250
   71,450  Regal Cinemas, Inc.*  ...........................................    2,313,194
                                                                            --------------
                                                                                5,063,444
                                                                            --------------
           FINANCIAL SERVICES (1.1%)
   86,300  Credit Acceptance Corp.*  .......................................    2,233,012
                                                                            --------------
           HOSPITAL MANAGEMENT (1.1%)
   99,750  Health Management Associates, Inc. (Class A)*  ..................    2,206,969
                                                                            --------------
           HOTELS/MOTELS (1.9%)
   59,400  HFS, Incorporated*  .............................................    3,846,150
                                                                            --------------
           INSURANCE (1.9%)
   55,200  Progressive Corp.  ..............................................    3,850,200
                                                                            --------------
           MANUFACTURING (0.7%)
  110,000  Oakley, Inc.*  ..................................................    1,526,250
                                                                            --------------
           MEDICAL PRODUCTS & SUPPLIES (4.7%)
   85,000  Omnicare, Inc.  .................................................    2,592,500
   94,800  Physician Sales & Service, Inc.*  ...............................    1,872,300
   64,700  Safeskin Corp.*  ................................................    3,315,875
   52,850  Thermo Cardiosystems, Inc.*  ....................................    1,829,931
                                                                            --------------
                                                                                9,610,606
                                                                            --------------
           MEDICAL SERVICES (5.6%)
   91,000  Gulf South Medical Supply Inc.*  ................................    2,616,250
   96,100  MedPartners, Inc.*  .............................................    2,186,275
   38,500  Oxford Health Plans, Inc.*  .....................................    2,228,188
  137,900  PhyCor, Inc.*  ..................................................    4,447,275
                                                                            --------------
                                                                               11,477,988
                                                                            --------------
           OFFICE EQUIPMENT & SUPPLIES (4.8%)
  168,100  Corporate Express, Inc.*  .......................................    4,706,800
   48,000  Global DirectMail Corp.*  .......................................    2,160,000
   96,300  Viking Office Products, Inc.*  ..................................    3,009,375
                                                                            --------------
                                                                                9,876,175
                                                                            --------------
           PHARMACEUTICALS (2.0%)
  108,900  Dura Pharmaceuticals, Inc.*  ....................................    4,029,300
                                                                            --------------
           RESTAURANTS (3.8%)
  141,500  Boston Chicken, Inc.*  ..........................................    5,483,125
   66,500  Starbucks Corp.*  ...............................................    2,302,563
                                                                            --------------
                                                                                7,785,688
                                                                            --------------
           RETAIL - SPECIALTY (6.0%)
   98,800  Bed Bath & Beyond, Inc.*  .......................................    2,568,800
   19,100  Blyth Industries, Inc.*  ........................................      828,463
  106,500  Just For Feet, Inc.*  ...........................................    2,502,750
   22,100  MSC Industrial Direct Co., Inc.*  ...............................      825,988
  219,200  PetSmart, Inc.*  ................................................    5,589,600
                                                                            --------------
                                                                               12,315,601
                                                                            --------------

                                      30

TCW/DW MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1996 (continued)
-----------------------------------------------------------------------------

 Number of
  Shares                                                                        Value
 ---------                                                                  --------------
           TELECOMMUNICATION EQUIPMENT (3.6%)
   41,500  Advanced Fibre Communications, Inc.*  ........................... $  2,023,125
   83,300  Premisys Communications, Inc.*  .................................    4,269,125
   48,900  Westell Technologies, Inc. (Class A)*  ..........................    1,204,163
                                                                            --------------
                                                                                7,496,413
                                                                            --------------
           TELECOMMUNICATIONS (1.4%)
   86,700  LCI International, Inc.*  .......................................    2,828,588
                                                                            --------------
           TEXTILES (0.4%)
   51,200  Mossimo, Inc.*  .................................................      774,400
                                                                            --------------
           TOTAL COMMON STOCKS
           (IDENTIFIED COST $173,946,849)  .................................  199,524,071
                                                                            --------------


 Principal
 Amount (in
 thousands)
-----------
            SHORT-TERM INVESTMENT (3.0%)
            REPURCHASE AGREEMENT
   $6,214   The Bank of New York 5.125% due 12/02/96 (dated 11/29/96;
              proceeds $6,216,435, collateralized by $10,532,020 Federal
              National Mortgage Association 0.00% due 04/25/19 valued at
              $2,938,585, and $4,388,782 Federal National Mortgage
              Association 0.00% due 09/25/23 valued at $3,399,472)
              (Identified Cost $6,213,782) .................................    6,213,782
                                                                             ------------
            TOTAL INVESTMENTS (IDENTIFIED COST $180,160,631) (a)   100.2%     205,737,853
            LIABILITIES IN EXCESS OF OTHER ASSETS ..............    (0.2)        (463,761)
                                                                 --------  ---------------
            NET ASSETS .........................................   100.0%    $205,274,092
                                                                 ========  ===============


--------------


   *    Non-income producing security.

   (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $34,993,023 and the aggregate gross unrealized depreciation is $9,415,801, resulting in net unrealized appreciation of $25,577,222.


                       See Notes to Financial Statements

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996
-----------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
 (identified cost $180,160,631) ...........   $205,737,853
Receivable for:
 Investments sold .........................        622,624
 Shares of beneficial interest sold  ......        421,775
 Interest .................................          1,769
 Dividends ................................          1,275
Deferred organizational expenses ..........        139,799
Prepaid expenses ..........................         32,281
                                            --------------
  TOTAL ASSETS ............................    206,957,376
                                            --------------
LIABILITIES:
Payable for:
 Investments purchased ....................      1,178,260
 Plan of distribution fee .................        160,191
 Management fee ...........................        100,553
 Investment advisory fee ..................         67,035
 Shares of beneficial interest repurchased          34,346
Organizational expenses ...................          3,000
Accrued expenses and other payables  ......        139,899
                                            --------------
  TOTAL LIABILITIES .......................      1,683,284
                                            --------------
NET ASSETS:
Paid-in-capital ...........................    191,272,847
Net unrealized appreciation ...............     25,577,222
Net realized loss .........................    (11,575,977)
                                            --------------
  NET ASSETS ..............................   $205,274,092
                                            ==============
NET ASSET VALUE PER SHARE, 18,802,811
 shares outstanding (unlimited shares
 authorized of $.01 par value) ............   $      10.92
                                            ==============


-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the period
February 27, 1996* through November 30, 1996
-----------------------------------------------------------------------------

 NET INVESTMENT INCOME:
 INCOME
  Interest ........................    $    564,850
  Dividends (net of $3,527 foreign
   withholding tax) ...............          85,353
                                     --------------
  TOTAL INCOME ....................         650,203
                                     --------------
 EXPENSES
  Plan of distribution fee ........       1,268,227
  Management fee ..................         793,626
  Investment advisory fee .........         529,084
  Transfer agent fees and expenses          190,530
  Professional fees ...............          66,358
  Registration fees ...............          58,779
  Shareholder reports and notices            34,251
  Trustees' fees and expenses  ....          31,995
  Organizational expenses .........          25,090
  Custodian fees ..................          20,422
  Other ...........................           2,597
                                     --------------
   TOTAL EXPENSES .................       3,020,959
                                     --------------
   NET INVESTMENT LOSS ............      (2,370,756)
                                     --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS):
  Net realized loss ...............     (11,575,977)
  Net unrealized appreciation  ....      25,577,222
                                     --------------
   NET GAIN .......................      14,001,245
                                     --------------
   NET INCREASE ...................    $ 11,630,489
                                     ==============

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                      For the period
                                                                    February 27, 1996*
                                                                 through November 30, 1996
                                                                 -------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment loss ..........................................        $ (2,370,756)
  Net realized loss ............................................         (11,575,977)
  Net unrealized appreciation ..................................          25,577,222
                                                                 -------------------------
   Net increase ................................................          11,630,489
 Net increase from transactions in shares of beneficial
 interest ......................................................         193,543,603
                                                                 -------------------------
   Net increase ................................................         205,174,092
NET ASSETS:
 Beginning of period ...........................................             100,000
                                                                 -------------------------
 END OF PERIOD .................................................        $205,274,092
                                                                 =========================

--------------
   *  Commencement of operations.


                       See Notes of Financial Statements

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996
-----------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES -- TCW/DW Mid-Cap Equity Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities, including common stocks and securities convertible into common stock, issued by medium-sized companies. The Fund was organized as a Massachusetts business trust on October 17, 1995 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), to effect the Fund's initial capitalization. The Fund commenced operations on February 27, 1996.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   A. Valuation of Investments -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to the procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

   B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities.
   Interest income is accrued daily.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996 (continued)
-------------------------------------------------------------------------------

   C. Federal Income Tax Status --It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

   D. Dividends and Distributions to Shareholders --The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

   E. Organizational Expenses -- InterCapital paid the organizational expenses of the Fund in the amount of approximately $165,000 which will be reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT -- Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

   Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT -- Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

   Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION -- Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation,

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996 (continued)
------------------------------------------------------------------------------
accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

   Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

   Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, total $9,625,354 at November 30, 1996.

   The Distributor has informed the Fund that for the year ended November 30, 1996, it received approximately $280,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES --The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1996 aggregated $225,209,991 and $39,687,497, respectively.

   For the year ended November 30, 1996, the Fund incurred $150 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

   Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At November 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $25,000.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996 (continued)
------------------------------------------------------------------------------
6. SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest were as follows:


                        For the period
                      February 27, 1996*
                   through November 30, 1996
                 -----------------------------
                     Shares          Amount
                 -------------  --------------
Sold ...........   20,260,721     $209,433,376
Repurchased  ...   (1,467,910)     (15,889,773)
                 -------------  --------------
Net increase  ..   18,792,811     $193,543,603
                 =============  ==============


--------------
*   Commencement of operations.

7. FEDERAL INCOME TAX STATUS -- At November 30, 1996, the Fund had a net capital loss carryover of approximately $11,576,000 which will be available through November 30, 2004 to offset future capital gains to the extent provided by regulations. As of November 30, 1996, the Fund had permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the period ended November 30, 1996, paid-in-capital was charged and net investment loss was credited $2,370,756.

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                            For the period
                                          February 27, 1996*
                                               through
                                          November 30, 1996
                                         ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..          $10.00
                                                  ------
Net investment loss ....................          (0.13)
Net realized and unrealized gain  ......            1.05
                                                  ------
Total from investment operations  ......            0.92
                                                  ------
Net asset value, end of period .........          $10.92
                                                  ======
TOTAL INVESTMENT RETURN+ ...............            9.20 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................            2.28 %(2)
Net investment loss ....................           (1.79)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $205,274
Portfolio turnover rate ................              25 %(1)
Average commission rate paid ...........         $0.0577

--------------
   *   Commencement of operations.
   + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
   (1) Not annualized.
   (2) Annualized.

                       See Notes to Financial Statements

TCW/DW MID-CAP EQUITY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

To the Shareholders and Trustees of TCW/DW Mid-Cap Equity Trust


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Mid-Cap Equity Trust (the "Fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period February 27, 1996 (commencement of operations) through November 30, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
January 10, 1997

APPENDIX
-----------------------------------------------------------------------------


RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                  BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa      Bonds which are rated Baa are considered as medium grade obligations;
         i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba       Bonds which are rated Ba are judged to have speculative elements;
         their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end if its generic rating category.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                 BOND RATINGS

   A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA       Debt rated "AAA" has the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments.
          Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

                                       40

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.


D Debt rated "D" is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless
          Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard &
          Poor's does not rate a particular type of obligation as a matter of policy.

          Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                           COMMERCIAL PAPER RATINGS


   Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:


   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.


A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                          TCW/DW MID-CAP EQUITY TRUST

                            PART C OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

  (a)  Financial Statements

       (1)  Financial statements and schedules, included
            in Prospectus (Part A):
                                                                     Page in
                                                                     Prospectus
                                                                     ----------
       Financial Highlights for the period February 27, 1996
       through November 30, 1996.....................................    4

       (2) Financial statements included in the Statement of Additional Information (Part B):

       Portfolio of Investments at November 30, 1996 ................   29

       Statement of Assets and Liabilities at November 30, 1996 .....   32

       Statement of operations for the fiscal period ended
       November 30, 1996 ............................................   32

       Statement of Changes in Net Assets for the period
       February 27, 1996 through November 30, 1996...................   32

       Notes to Financial Statements.................................   33

       Financial Highlights for the period February 27, 1996
       through November 30, 1996.....................................   37

       (3)  Financial statements included in Part C:

            None.

Exhibit
Number      Description
------      -----------

2.    --    By-laws of the Registrant, Amended and Restated as
            of October 25, 1996

11.   --    Consent of Independent Accountants

16.   --    Schedule for Computation of Performance Quotations

27.   --    Financial Data Schedule

        --------------------------------
        All other exhibits previously filed and incorporated by reference.


Item 25.    Persons Controlled by or Under Common Control With Registrant.

                 None

Item 26.    Number of Holders of Securities.

            (1)                                     (2)
                                         Number of Record Holders
      Title of Class                       at December 31, 1996
      --------------                     ------------------------

Shares of Beneficial Interest                      22,016


Item 27.    Indemnification.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

            Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Management and Advisory Agreements, none of the Manager, the Adviser or any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

            The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

            Registrant, in conjunction with the Manager, Registrant's Trustees, and other registered investment management companies managed by the Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.    Business and Other Connections of Investment Adviser.

            The TCW Funds Management, Inc. (the "Adviser") is a 100% owned subsidiary of The TCW Group, Inc., a Nevada corporation. The Adviser presently serves as investment adviser to: (1) TCW Funds, Inc., a diversified open-end management investment company, (2) TCW Convertible Securities Fund, Inc., a diversified closed-end management investment company; (3) TCW/DW Core Equity Trust, an open-end, non-diversified management company, (4) TCW/DW North American Government Income Trust, an open-end, non-diversified management company, (5) TCW/DW Income and Growth Fund, an open-end, non-diversified management company, (6) TCW/DW Latin American Growth Fund, an open-end non-diversified management company, (7) TCW/DW Small Cap Growth Fund, an open-end non-diversified management company, (8) TCW/DW Term Trust 2000, a closed-end, diversified management company, (9) TCW/DW Term Trust 2002, a closed-end diversified management company, (10) TCW/DW Term Trust 2003, a closed-end diversified management company, (11) TCW/DW Balanced Fund, an open-end, diversified management company, (12) TCW/DW Emerging Markets Opportunities Trust, a closed-end, non-diversified management company, (13) TCW/DW Total Return Trust, an open-end non-diversified management investment company, (14) TCW/DW Mid-Cap Equity Trust, an open-end, diversified management investment company, (15) TCW/DW Global Telecom Trust, an open-end diversified management investment company and (16) TCW/DW Strategic Income Trust, an open-end diversified management investment company. The Adviser also serves as investment adviser or sub-adviser to other investment companies, including foreign investment companies. The list required by this Item 28 of the officers and directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantive nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (File No. 801-29075) filed by the Adviser pursuant to the Investment Advisers Act.

    Item 29.  Principal Underwriters.

       (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant.

Distributors is also the principal underwriter of the following investment companies:

 (1) Dean Witter Liquid Asset Fund Inc.
 (2) Dean Witter Tax-Free Daily Income Trust
 (3) Dean Witter California Tax-Free Daily Income Trust
 (4) Dean Witter Retirement Series
 (5) Dean Witter Dividend Growth Securities Inc.
 (6) Dean Witter Natural Resource Development Securities Inc.
 (7) Dean Witter World Wide Investment Trust
 (8) Dean Witter Capital Growth Securities
 (9) Dean Witter Convertible Securities Trust
(10) Active Assets Tax-Free Trust
(11) Active Assets Money Trust
(12) Active Assets California Tax-Free Trust
(13) Active Assets Government Securities Trust
(14) Dean Witter Global Utilities Fund
(15) Dean Witter Federal Securities Trust
(16) Dean Witter U.S. Government Securities Trust
(17) Dean Witter High Yield Securities Inc.
(18) Dean Witter New York Tax-Free Income Fund
(19) Dean Witter Tax-Exempt Securities Trust
(20) Dean Witter California Tax-Free Income Fund
(21) Dean Witter Limited Term Municipal Trust
(22) Dean Witter World Wide Income Trust
(23) Dean Witter Utilities Fund
(24) Dean Witter Strategist Fund
(25) Dean Witter New York Municipal Money Market Trust
(26) Dean Witter Intermediate Income Securities
(27) Prime Income Trust
(28) Dean Witter European Growth Fund Inc.
(29) Dean Witter Developing Growth Securities Trust
(30) Dean Witter Precious Metals and Minerals Trust
(31) Dean Witter Pacific Growth Fund Inc.
(32) Dean Witter Multi-State Municipal Series Trust
(33) Dean Witter Premier Income Trust
(34) Dean Witter Short-Term U.S. Treasury Trust
(35) Dean Witter Diversified Income Trust
(36) Dean Witter Health Sciences Trust
(37) Dean Witter Global Dividend Growth Securities
(38) Dean Witter American Value Fund
(39) Dean Witter U.S. Government Money Market Trust
(40) Dean Witter Global Short-Term Income Fund Inc.
(41) Dean Witter Variable Investment Series
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Short-Term Bond Fund
(44) Dean Witter National Municipal Trust
(45) Dean Witter High Income Securities
(46) Dean Witter International SmallCap Fund
(47) Dean Witter Hawaii Municipal Trust
(48) Dean Witter Balanced Growth Fund
(49) Dean Witter Balanced Income Fund

(50) Dean Witter Intermediate Term U.S. Treasury Trust
(51) Dean Witter Global Asset Allocation Fund
(52) Dean Witter Mid-Cap Growth Fund
(53) Dean Witter Capital Appreciation Fund
(54) Dean Witter Intermediate Term U.S. Treasury Trust
(55) Dean Witter Information Fund
(56) Dean Witter Japan Fund
(57) Dean Witter Income Builder Fund
(58) Dean Witter Special Value Fund
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust

(b) The following information is given regarding directors and officers of Dean Witter Distributors Inc. ("Distributors"). The principal address of Distributors is Two World Trade Center, New York, New York 10048.

                                     Positions and
                                     Office with Distributors
Name                                 and the Registrant
----                                 ------------------

Charles A. Fiumefreddo               Chairman, Chief Executive
                                     Officer and Director of
                                     Distributors and Chairman,
                                     Chief Executive Officer
                                     and Trustee of the
                                     Registrant.

Philip J. Purcell                    Director of Distributors.

Richard M. DeMartini                 Director of Distributors and
                                     Director of the Registrant.

James F. Higgins                     Director of Distributors.

Thomas C. Schneider                  Executive Vice President, Chief
                                     Financial Officer and Director
                                     of Distributors.

                                     Positions and
                                     Office with Distributors
Name                                 and the Registrant
----                                 ------------------

Christine A. Edwards                 Executive Vice President,
                                     Secretary, Chief Legal Officer
                                     and Director of Distributors.

Robert Scanlan                       Executive Vice President of
                                     Distributors and Vice President
                                     of the Registrant.

Robert S. Giambrone                  Senior Vice President of
                                     Distributors and Vice President
                                     of the Registrant.

Sheldon Curtis                       Senior Vice President,
                                     Assistant General Counsel and
                                     Assistant Secretary of
                                     Distributors and Vice President,
                                     Secretary and General Counsel of
                                     the Registrant.

Frederick K. Kubler                  Senior Vice President,
                                     Assistant Secretary and Chief
                                     Compliance Officer of
                                     Distributors.

Michael T. Gregg                     Vice President and Assistant
                                     Secretary of Distributors.

Edward C. Oelsner III                Vice President of Distributors.

Samuel Wolcott III                   Vice President of Distributors.

Thomas F. Caloia                     Assistant Treasurer of
                                     Distributors and Treasurer of
                                     the Registrant.

Michael Interrante                   Assistant Treasurer of
                                     Distributors.


Item 30.    Location of Accounts and Records

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.    Management Services

        Registrant is not a party to any such management-related service contract.


Item 32.    Undertakings

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 24th day of January, 1997.

                                            TCW/DW MID-CAP EQUITY TRUST


                                       By      /s/ Sheldon Curtis
                                          ------------------------------
                                                   Sheldon Curtis
                                           Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                          Title                       Date
     ----------                          -----                       ----

(1) Principal Executive Officer         President, Chief
                                        Executive Officer,
                                        Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                                     01/24/97
    -----------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer         Treasurer and Principal
                                        Accounting Officer

By  /s/ Thomas F. Caloia                                           01/24/97
    -----------------------------
        Thomas F. Caloia

(3) Majority of the Trustees            Trustee

    Charles A. Fiumefreddo (Chairman)   Richard M. DeMartini
    Thomas E. Larkin, Jr.               Marc I. Stern


By  /s/ Sheldon Curtis                                             01/24/97
    -----------------------------
        Sheldon Curtis
        Attorney-in-Fact

     John C. Argue            Manuel H. Johnson
     John R. Haire            John L. Schroeder
     Michael E. Nugent



By  /s/ David M. Butowsky                                          01/24/97
    -----------------------------
        David M. Butowsky
        Attorney-in-Fact

                          TCW/DW MID-CAP EQUITY TRUST
                          ---------------------------
                                 EXHIBIT INDEX
                                 -------------


      2.     --     By-laws of the Registrant, Amended and Restated
                    as of October 25, 1996

     11.     --     Consent of Independent Accountants

     16.     --     Schedule for Computation of Performance Quotations

     27.     --     Financial Data Schedule